Filed pursuant to Rule 497 File No. 333-215111 Rule 482 ad

PennantPark Floating Rate Capital Ltd. Prices Public Offering

New York, NY — October 25, 2017 — PennantPark Floating Rate Capital Ltd. (the “Company”) (Nasdaq: PFLT) announced that it has entered into an agreement to sell 6,000,000 shares of common stock resulting in net proceeds exclusive of offering expenses to the Company of approximately $84.3 million, or $14.06 per share.

The Company’s investment adviser, PennantPark Investment Advisers, LLC (the “Investment Adviser”), has agreed to bear a portion of the sales load payable to the underwriters. The Company is not obligated to repay the portion of the sales load paid by our Investment Adviser.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on October 27, 2017. The Company also has granted the underwriters an option to purchase up to an additional 900,000 shares of common stock.

The Company expects to use the net proceeds to reduce outstanding debt obligations, to invest in new or existing portfolio companies, to capitalize a subsidiary or new joint venture or for other general corporate or strategic purposes.

Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, A Stifel Company, RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunning underwriters. Comerica Securities, Inc., Janney Montgomery Scott LLC, JMP Securities LLC, Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are acting as co-managers.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated October 24, 2017 and the accompanying prospectus dated January 19, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019; RBC Capital Markets, LLC, 200 Vesey Street, New York, NY 10281; and SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road NE, Atlanta, GA 30326.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

CONTACT:

Aviv Efrat

PennantPark Floating Rate Capital Ltd.

(212) 905-1000